MBL GROWTH FUND, INC.

                Supplement Dated November 5, 1997
                 To Prospectus Dated May 1, 1997

      This supplement should be read in conjunction with the MBL Growth Fund, Inc. (the "Fund") prospectus, a copy of which can be obtained without charge from Pension and Investment Products, MBL Life Assurance Corporation, 520 Broad Street, Newark, New Jersey 07102, ATTN: MBL GROWTH FUND, INC., or by telephoning 1-800-435-3191.

The Board of Directors of MBL Life Assurance Corporation ("MBL Life"), the 51% owner of the Fund's investment adviser, Markston Investment Management ("Markston"), has publicly announced the intention to explore opportunities for the sale of MBL Life. While no acquiror of MBL Life has been identified at this stage, a sale transaction may, depending on the structure of the transaction and the future plans of the acquiror, result in a change of control of Markston. If there is a change of control of Markston, shareholders of the Fund would receive a proxy statement describing the proposed new agreement and related matters and would be asked to approve such changes. In any event, this prospectus will be supplemented as necessary to reflect any related developments that may affect the shareholders of the Fund.